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              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                        ______________

                              FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

                           ______________


     Date of Report (Date of earliest event reported): January 30, 1997



                          ANADIGICS, INC.

         (Exact name of Registrant as specified in its charter)


       Delaware                0-25662           22-2582106
   (State or other        (Commission File    (I.R.S. Employer
   jurisdiction of             Number)         Identification No.)
   incorporation)


   35 Technology Drive
   Warren, New Jersey                              07059
   (Address of principal
   executive offices)                             (Zip Code)



      Registrant's telephone number, including area code:
                        (908) 668-5000



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   Item 5.    Other Events.

              On January 30, 1997, the Company declared a stock dividend of one share of the Company's common stock, par value $.01 per share (the "Common Stock"), for each two shares of Common Stock outstanding. The dividend is payable on February 20, 1997 to holders of record on February 10, 1997.

              Attached as exhibits hereto are copies of the Company's press releases announcing the declaration of the stock dividend, the Company's financial results for the fourth quarter and year ended December 31, 1996 and the filing of a registration statement with the Securities and Exchange Commission with respect to the Company's proposed offering of Common Stock.


   Item 7.     Financial Statements and Exhibits.


   (c)   Exhibits.

   99.1 Press Release of the Company dated January 31, 1997, announcing the stock dividend and financial results for the fourth quarter and year ended December 31, 1996.

   99.2 Press Release of the Company dated January 31, 1997, announcing the Company's proposed offering of Common Stock.



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                              SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ANADIGICS, INC.
                                    (Registrant)


                                    By:    /s/ John F. Lyons
                                         -------------------------
                                    Name:  John F. Lyons
                                    Title: Senior Vice President and
                                           Chief Financial Officer


          DATE:  January 30, 1997






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                            EXHIBIT INDEX


   Exhibit No.                                                      Page

   99.1     Press Release of the Company dated January
            31, 1997, announcing the stock dividend and
            financial results for the fourth quarter and
            year ended December 31, 1996......................

   99.2     Press Release of the Company dated January
            31, 1997, announcing the Company's proposed
            offering of Common Stock..........................